                                                                     Exhibit 1.2

                                       $__
                           Medium-Term Notes, Series A
                   Due Nine Months or More From Date of Issue

                              CONVERGYS CORPORATION

                            Selling Agency Agreement


                                                              New York, New York
                                                                 _________, 2000


Salomon Smith Barney Inc.
388 Greenwich
New York, New York 10013

Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina 28255

Banc One Capital Markets, Inc.
1 Banc One Plaza
Chicago, Illinois 60670

Chase Securities Inc.
270 Park Avenue, 8th Floor
New York, New York 10017


Ladies and Gentlemen:

         Convergys Corporation, an Ohio corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $__ aggregate principal amount of its Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes"). The Notes will be issued under an indenture (as may be amended from time to time, the "Indenture") dated as of __, 2000 between the Company and The Chase Manhattan Trust Company, National Association, as trustee (the "Trustee"). Unless otherwise specifically provided for and set forth in a Pricing Supplement (as defined below), the Notes will be issued in minimum denominations of $1,000 and in denominations exceeding such amount by integral multiples of $1,000, will be issued only in fully registered form and will have the interest rates, maturities and, if applicable, other terms set forth in such Pricing Supplement. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium- Term Notes Administrative Procedures attached hereto as Exhibit A (the "Procedures") (unless a Terms Agreement (as defined in Section 2(b)) modifies or otherwise supersedes such Procedures with respect to the Notes issued pursuant to such Terms Agreement). The Procedures may be amended only by written agreement of the Company and you after notice to, and with the approval of, the Trustee. For the purposes of this Agreement and subject to Section 12 hereof, the term "Agent" shall refer to any of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (collectively, the "Agents"), the term "Purchaser" shall refer to any of you acting solely as principal pursuant to Section 2(b) and not as agent, and the term "you" shall refer to you collectively whether at any time any of you is acting in both such capacities or in either



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such capacity. In acting under this Agreement, in whatever capacity, each of you is acting individually and not jointly.

         1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (p) hereof.

         (a) The Company has complied with the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (File Number: 333-__), including a basic prospectus, which has become effective, for the registration under the Act of $500,000,000 aggregate issue amount of debt and equity securities (the "Securities"), including the Notes. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all other material respects with said Rule. The Company has included in such registration statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of prospectus included in such registration statement relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act further supplements to the Prospectus Supplement (each a "Pricing Supplement") specifying the interest rates, maturity dates and, if appropriate, other material terms of the Notes sold pursuant hereto or the offering thereof.

         (b) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, as of the date of a Terms Agreement and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder; (ii) the Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company does not make any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any of you specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

         (c) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the Exchange Act, and, when read together and with the other information in the Prospectus, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.



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         (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

         (e) Each subsidiary of the Company that would constitute a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) as of the last day of the Company's most recently ended fiscal quarter (each a "Significant Subsidiary" and collectively, the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

         (f) All the outstanding shares of capital stock of the Company and each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (g) The financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus and the Registration Statement present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and any pro forma consolidated financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

         (h) PricewaterhouseCoopers LLP, who have certified the financial statements included or incorporated by reference in the Prospectus, are independent public accountants as required by the Act.

         (i) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitration involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the Company's performance of its obligations under this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or



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not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby, there has been no material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business.

         (k) This Agreement has been duly authorized, executed and delivered by the Company.

         (l) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) is a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act.

         (m) The Notes have been duly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified in the Prospectus, the Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles; and the Notes and the Indenture conform to the descriptions thereof in the Prospectus.

         (n) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or regulations of the Company or any statute or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties; and no consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement or in connection with the sale of Notes hereunder, except such as have been obtained or rendered, as the case may be, or as may be required under state securities laws.

         (o) The Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (p) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became

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or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements and related notes and schedules as amended at the Execution Time. "Rule 462(b) Registration Statement" shall mean any registration statement filed pursuant to Rule 462(b) under the Act and after such filing, the term "Registration Statement" shall include the Rule 462(b) Registration Statement. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
Item 12 of Form S-3, which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

         2. APPOINTMENT OF AGENTS; SOLICITATION BY THE AGENTS OF OFFERS TO PURCHASE; SALES OF NOTES TO A PURCHASER. (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

         On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures. Such Agent will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any offer for the purchase of Notes, in whole or in part. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any Agent may purchase Notes as principal pursuant to Section 2(b).

         The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

         The Company agrees to pay each Agent a commission, on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such



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Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

         Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; PROVIDED, HOWEVER, that, subject to Section 12 hereof, so long as this Agreement is in effect the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent. It is understood, however, that if from time to time the Company is approached by a prospective agent offering to solicit a specific purchase of Notes, the Company may engage such agent with respect to such specific purchase, provided that (i) such agent is engaged on terms substantially similar (including the same commission schedule) to the terms of this Agreement and (ii) the Agents are given notice of such purchase promptly.

         If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall indemnify and hold each of you harmless against any loss, claim or damage arising from or as a result of such default by the Company.

         (b) Subject to the terms and conditions stated herein, whenever the Company and any of you determines that the Company shall sell Notes directly to any of you as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement." Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate issue amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, the Closing Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment, any other material terms and any requirements for the delivery of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent public accountants as described in Section 6(b). Any such Terms Agreement may also specify the period of time referred to in Section 4(m). Any written Terms Agreement may be in the form attached hereto as Exhibit B. The Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.

         Delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Closing Date agreed to in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Procedures unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

         Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.



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         3. OFFERING AND SALE OF NOTES. Each of you and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

         4.       AGREEMENTS.  The Company agrees with you that:

         (a) Prior to the termination of the offering of the Notes (including by way of resale by a Purchaser of Notes), the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other similar terms of any Notes or (iii) a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished each of you a copy for your review prior to filing and given each of you a reasonable opportunity to comment on any such proposed amendment or supplement and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such filing. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of any offering of Notes, any amendment of the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented) and, upon such notification, your obligation to solicit offers to purchase Notes hereunder shall cease. In the event that the Company desires you to thereafter commence solicitations of offers to purchase Notes, or in the event that any of you are holding Notes for resale, the Company shall (i) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compli-ance and (ii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraphs (g), (j), (k) and (l) of this Section 4 in connection with the preparation or filing of such amendment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.



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         (c) The Company, during the period when a prospectus relating to the
Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act and will furnish to each of you copies of such documents. In addition, on or prior to the date on which the Company makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you the information contained or to be contained in such announcement. The Company will notify each of you as soon as practicable of (i) any decrease in the rating of the Notes or any other debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or (ii) any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, as soon as the Company learns of any such decrease or notice.

         (d) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (e) The Company will furnish to each of you and your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

         (f) The Company will arrange, if necessary, for the qualification of the Notes for sale under the laws of such jurisdictions as the Agents may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject.

         (g) The Company shall furnish to each of you such information, documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as any of you may from time to time and at any time prior to the termination of this Agreement reasonably request.

         (h) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement, any Terms Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in compliance with Section 4(f), the fees and disbursements of the Trustee and the fees of any agency that rates the Notes, (ii) reimburse each of you as requested for all reasonable out-of-pocket expenses (including without limitation advertising expenses), if any, incurred by you in connection with this Agreement and (iii) pay the reasonable fees and expenses of your counsel incurred in connection with this Agreement and incurred from time to time in connection with the transactions contemplated hereby.


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         (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement are true and correct at the time of such acceptance, as though made at and as of such time, and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Notes relating to such acceptance, as though made at and as of such time (it being understood that for purposes of the foregoing affirmation and covenant such representations and warranties shall relate to the Registration Statement and Prospectus as amended or supplemented at each such time). Each such acceptance by the Company of an offer for the purchase of Notes shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the settlement date for the sale of such Notes, after giving effect to the issuance of such Notes, of any other Notes to be issued on or prior to such settlement date and of any other Securities to be issued and sold by the Company on or prior to such settlement date, the aggregate amount of Securities (including any Notes) which have been issued and sold by the Company will not exceed the amount of Securities registered pursuant to the Registration Statement. The Company will inform you promptly upon your request of the aggregate amount of Securities registered under the Registration Statement which remain unsold.

         (j) Each time that (i) the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto) or
(ii) if required in connection with the purchase of Notes from the Company by one or more Purchasers, the Company sells Notes to one or more Purchasers, the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by the Chief Executive Officer, the President, or any Vice President and the principal financial officer, Treasurer, or principal accounting officer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement or the date of delivery of such Notes, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(d), but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

         (k) Each time that (i) the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), or
(ii) (if required in connection with the purchase of Notes from the Company by one or more Purchasers) the Company sells Notes to one or more Purchasers, the Company shall furnish or cause to be furnished promptly to each of you a written opinion of counsel of the Company satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement or the date of delivery of such Notes, in form satisfactory to each of you, of the same tenor as the opinion referred to in Section 5(b) but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of such opinion or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

         (l) Each time that (i) the Registration Statement or the Prospectus is amended or supplemented to include or incorporate amended or supplemental financial information or (ii) (if required in connection with the purchase of Notes from the Company by one or more Purchasers) the Company sells
Notes to one or more Purchasers, the Company shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement or the date of delivery of such Notes, in form satisfactory to each of you, of the same tenor as the letter referred to in
Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter.

(m) During the period, if any, specified (whether orally or in writing) in any Terms Agreement, the Company shall not, without the prior written consent of the Purchaser, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities (other than the Notes sold pursuant to the Terms Agreement) issued or guaranteed by the Company which mature more than one year after the Closing Date and which are substantially similar to the Notes sold pursuant to such Terms Agreement, or publicly announce an intention to effect any such transaction.

         (n) The Company shall not be required to comply with the provisions of subsections (j), (k) or (l) of this Section during any period from the time (i) the Agents shall have suspended solicitation of purchases of the Notes pursuant to a request from the Company and (ii) you shall not then hold any Notes purchased as principal pursuant hereto, until the time the Company shall determine that solicitation of purchases of the Notes should be resumed or you shall subsequently purchase Notes from the Company as principal.

         5. CONDITIONS TO THE OBLIGATIONS OF THE AGENTS. The obligations of each Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties of the Company contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

         (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Company's general counsel shall have furnished to each Agent such counsel's opinion to the effect of subparagraphs (i), (ii), (iii), (iv),
(vi), (xi) and (xiii) below, and shall have requested and caused Frost & Jacobs LLP, counsel for the Company, to have furnished to each Agent their opinion to the effect of subparagraphs (v), (vi) (in so far as (vi) relates to the compliance as to form of the documents incorporated by reference in the Prospectus as amended or supplemented), (vii), (viii), (ix), (x) and (xii) below, in each case dated the Execution Time and addressed to each such Agent:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (ii) each Significant Subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (iii) all the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

                  (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

                  (v) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than the financial statements and related schedules and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and at the Execution Time included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and related schedules and other financial information contained therein, as to which such counsel need express no opinion);

                  (vi) the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial information therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                  (vii) this Agreement has been duly authorized, executed and delivered by the Company;

                  (viii) the Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) is a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                  (ix) the Notes have been duly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified in the Prospectus, the Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles; and the descriptions of the Notes and the Indenture contained in the Prospectus, as supplemented, conform to the terms thereof;

                  (x) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Notes in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained;

                  (xi) neither the execution and delivery of the Indenture, the issue and sale of the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, (i) the charter or regulations of the Company or its Significant Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Significant Subsidiaries is a party or bound or to which its or their property is subject that is material to the Company and its Significant Subsidiaries taken as a whole, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Significant Subsidiaries or any of its or their properties;

                  (xii) the Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act; and

                  (xiii) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

In rendering such opinions, each such counsel may (A) limit such opinions to the laws of the State of Ohio and the Federal laws of the United States and, in the case of the opinion to be delivered by Frost & Jacobs LLP with respect to paragraphs (ix) and (x) above, Frost & Jacobs LLP may assume that the laws of the State of New York are the same as the laws of the State of Ohio, and (B) rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Execution Time.

         (c) Each Agent shall have received from Mayer, Brown & Platt, counsel for the Agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (d) The Company shall have furnished to each Agent a certificate of the Company, signed by the Chief Executive Officer, the President or any Vice President and the principal financial officer, Treasurer or principal accounting officer of the Company, dated the Execution Time, to the effect that to the best of their knowledge based upon reasonable investigation:

                  (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

                  (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change or development involving a prospective material adverse change in the condition (financial or other), earnings, business, prospects or properties of the Company and its consolidated subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (e) At the Execution Time, PricewaterhouseCoopers LLP shall have furnished to each Agent a letter or letters (which may refer to letters previously delivered to the Agents), dated as of the Execution Time, in form and substance satisfactory to the Agents, confirming that they are independent accountants within the meaning of the Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                  (i) in their opinion the audited financial statements and financial statement schedules and any pro forma financial statements included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committee of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Registration Statement and Prospectus, nothing came to their attention which caused them to believe that:

                           (1) any unaudited financial statements included or
                  incorporated in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; any material modifications should be made to the unaudited condensed interim financial statements, included in the Registration Statement, for them to be in conformity with generally accepted accounting principles;

                           (2) with respect to the period subsequent to the date
                  of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                           (3) the information included in the Registration
                  Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and
                  Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                           (4) any amounts included in any unaudited "capsule"
                  information included or incorporated in the Registration Statement and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

         References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

         (f) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be canceled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopier confirmed in writing.

         The documents required to be delivered by this Section 5 shall be delivered at the office of Mayer, Brown & Platt, counsel for the Agents, at 190 South LaSalle Street, Chicago, Illinois, on the Execution Date.


         6. CONDITIONS TO THE OBLIGATIONS OF A PURCHASER. The obligations of a Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties of the Company herein as of the date of the related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

         (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(d) (except that references to the Prospectus shall be to the Prospectus as supplemented as of the date of such Terms Agreement and as of the Closing Date), (ii) the opinions of the general counsel of the Company and Frost & Jacobs LLP, counsel for the Company, dated as of the Closing Date, to the effect set forth in Section 5(b), (iii) the opinion of Mayer, Brown & Platt, counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(c), and (iv) letter of PricewaterhouseCoopers LLP, independent accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 5(e).

         (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and the applicable Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement and required to be delivered to the Purchaser pursuant to the terms hereof and thereof shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopier confirmed in writing.

         7. RIGHT OF PERSON WHO AGREED TO PURCHASE TO REFUSE TO PURCHASE. (a) The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such Note if, at the Closing Date therefor, any condition set forth in Section 5 or 6, as applicable, shall not be satisfied.

         (b) The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such Note if, subsequent to the agreement to purchase such Note, any change, condition or development specified in any of Sections 9(b)(i) through (v) shall have occurred (with the judgment of the Agent which presented the offer to purchase such Note being substituted for any judgment of a Purchaser required therein) the effect of which is, in the judgment of the Agent which presented the offer to purchase such Note, so material and adverse as to make it impractical or inadvisable to proceed with the sale and delivery of such Note (it being understood that under no circumstance shall any such Agent have any duty or obligation to the Company or to any such person to exercise the judgment permitted to be exercised under this
Section 7(b) and Section 9(b)).


         8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each of you, your directors, officers, employees and agents and each person who controls each of you within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances when made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by any of you specifically for inclusion therein and, PROVIDED, FURTHER, that the foregoing indemnity agreement with respect to any preliminary Prospectus shall not inure to the benefit of any Agent, the directors, partners, officers, employees and agents of each Agent and each person who controls such Agent within the meaning of either the Act or the Exchange Act from whom the person asserting any such loss, claim, damage, liability or action purchased securities if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each of you agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to each of you, respectively, furnished to the Company by each of you, respectively, specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which you may otherwise have. The Company acknowledges that the statements set forth in the second sentence of the last paragraph of the cover page and the fourth and fifth paragraphs under the heading "Plan of Distribution" of the Prospectus Supplement constitute the only information furnished in writing by any of you for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below);

PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with an actual conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; PROVIDED, HOWEVER that in no event shall the indemnifying party be liable for legal fees or expenses of more than one primary firm representing the indemnified parties or more than one local counsel in each state or jurisdiction in which an action in which indemnification is available has been brought. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each of you agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of you may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by each of you from the offering of the Notes from which such Losses arise; PROVIDED, HOWEVER, that in no case shall any of you be responsible for any amount in excess of the commissions received by such of you in connection with the sale of Notes from which such Losses arise. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and each of you shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of each of you in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Notes from which such Losses arise, and benefits received by each of you shall be deemed to be equal to the total commissions received by such of you in connection with the sale of Notes from which such Losses arise. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or any of you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any of you within the meaning of the Act or the Exchange Act and each director, officer, employee and agent of any of you shall have the same rights to contribution as you and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). In addition, in connection with an offering of Notes purchased from the Company by two or more Purchasers, the respective obligations of such Purchasers to contribute pursuant to this paragraph (d) are several, and not joint, in proportion to the aggregate principal amount of Notes that each such Purchaser has agreed to purchase from the Company.

         9. TERMINATION. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated either by the Company as to any Agent or by any Agent insofar as this Agreement relates to such Agent, by giving written notice of such termination to such Agent or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with the fourth paragraph of Section 2(a), (ii) if at the time of termination
(A) any Agent shall own any Notes purchased by it from the Company as principal or (B) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Section 4 shall remain in effect until such Notes are so resold or delivered, as the case may be, and
(iii) the covenant set forth in Section 4(d), the provisions of Section 4(h), the indemnity and contribution agreements set forth in Section 8, and the provisions of Sections 10, 13 and 14 shall remain in effect.

         (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for any Note to be purchased thereunder, if prior to such time (i) there shall have occurred, subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its consolidated subsidiaries taken as a whole the effect of which is, in the judgment of the Purchaser, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of such Note, (ii) there shall have been, subsequent to the agreement to purchase such Note, any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, (iii) trading of any of the Company's securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or Market, (iv) a banking moratorium shall have been declared by either Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Purchaser, impracticable or inadvisable to proceed with the offering or delivery of such Notes as contemplated by the Prospectus (exclusive of any supplement thereto).

         10. SURVIVAL OF CERTAIN PROVISIONS. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the

Company or any of the directors, officers, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(d), 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement. The provisions of this Agreement (including without limitation Section 7 hereof) applicable to any purchase of a Note for which an agreement to purchase exists prior to the termination hereof shall survive any termination of this Agreement. If at the time of termination of this Agreement any Purchaser shall own any Notes with the intention of selling them, the provisions of Section 4 shall remain in effect until such Notes are sold by the Purchaser.

         11. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telecopied and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company will be mailed, delivered or telecopied and confirmed to it at Convergys Corporation, General Counsel (fax no. (513) 723-2448) and confirmed to it at Convergys Corporation, 201 East Fourth Street, Cincinnati, Ohio 45202, Attention: General Counsel.

         12. AMENDMENTS. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; PROVIDED that the Company may from time to time, on seven days prior written notice to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

         13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, the directors, officers, employees, agents and controlling persons referred to in Section 8 hereof and, to the extent provided in Section 7, any person who has agreed to purchase Notes, and no other person will have any right or obligation hereunder.

         14. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.

                                            Very truly yours,

                                            CONVERGYS CORPORATION


                                            By: ___________________________
                                                   Name:
                                                   Title:


The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

SALOMON SMITH BARNEY INC.


By:
   ---------------------------------
       Name:
       Title:

BANC OF AMERICA SECURITIES LLC


By:
   ---------------------------------
       Name:
       Title:

BANC ONE CAPITAL MARKETS, INC.


By:
   ---------------------------------
       Name:
       Title:

CHASE SECURITIES INC.


By:
   ---------------------------------
       Name:
       Title:

                                                                      SCHEDULE I

Commissions:
-----------

         The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold on an agency basis by such Agent:




Maturity                                                                             Commission Rate
--------                                                                             ---------------
 9 months to less than 12 months................................................            .125%

12 months to less than 18 months................................................            .150%

18 months to less than 2 years..................................................            .200%

 2 years to less than 3 years...................................................            .250%

 3 years to less than 4 years...................................................            .350%

 4 years to less than 5 years...................................................            .450%

 5 years to less than 6 years...................................................            .500%

 6 years to less than 7 years...................................................            .550%

 7 years to less than 8 years...................................................            .600%

 8 years to less than 9 years...................................................            .600%

 9 years to less than 10 years..................................................            .600%

10 years to less than 15 years..................................................            .625%

15 years to less than 20 years..................................................            .700%

20 years to less than 30 years..................................................            .750%

30 years and beyond.............................................................      to be negotiated

                  Unless otherwise specified in the applicable Terms Agreement, the discount or commission payable to a Purchaser shall be determined on the basis of the commission schedule set forth above.


Address For Notice To You:
-------------------------

         Notices to Salomon Smith Barney Inc. shall be directed to it at 388 Greenwich Street, New York, New York 10013, attention of Medium-Term Note Department, facsimile: (212) 816-7912.

         Notices to Banc of America Securities LLC shall be directed to it at 100 North Tryon, Charlotte, North Carolina 28255, attention of Medium-Term Note Desk, facsimile: (704) 388-9939.

         Notices to Banc One Capital Markets, Inc. shall be directed to it 1 Banc One Plaza, Suite IL1 0595, Chicago, Illinois 60670, attention of Corporate/Securities Structuring, facsimile: (312) 732-4773.

         Notices to Chase Securities Inc. shall be directed to it at 270 Park Avenue, 8th Floor, New York, New York 10017, attention of Medium-Term Note Desk, facsimile: (212) 834-6081.

                                                                       EXHIBIT A




                              CONVERGYS CORPORATION

                   MEDIUM-TERM NOTE ADMINISTRATIVE PROCEDURES
                                 ________, 2000


         The Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue (the "Notes") of Convergys Corporation (the "Company") are to be offered on a continuing basis. Salomon Smith Barney, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Chase Securities Inc., as agents (each an "Agent"), have agreed to solicit purchases of Notes issued in fully registered form. The Agents will not be obligated to purchase Notes for their own account. The Notes are being sold pursuant to a Selling Agency Agreement between the Company and the agents named therein (including the Agents) dated the date hereof (the "Agency Agreement"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). The Notes will be issued under an Indenture dated as of August -, 2000 (as the same may be amended from time to time, the "Indenture"), between the Company and Chase Manhattan Trust Company, National Association, as trustee (the "Trustee").

         The Agency Agreement provides that Notes may also be purchased by an Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by such Agent acting solely as principal, unless otherwise agreed to between the Company and such Agent acting as principal.

         Each Note will be represented by either a Global Security (as defined hereinafter) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

         The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agents and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasurer. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding orders to purchase Notes and the details of their delivery.

         Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Agency Agreement shall control.

                                     PART I

                          ADMINISTRATIVE PROCEDURES FOR
                                BOOK-ENTRY NOTES

         In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between the Trustee and DTC and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

ISSUANCE:                           On any date of settlement (as defined under
                                    "Settlement" below) for one or more
                                    Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "Global Security") representing up to $400,000,000 principal amount of all such Book-Entry Notes that have the same original issue date, original issue discount provisions, if any, Interest
                                    Payment Dates, Regular Record Dates,
                                    Interest Payment Period, redemption,
                                    repayment and extension provisions, if any, Maturity Date, and, in the case of Fixed
                                    Rate Notes, interest rate, or, in the case of Floating Rate Notes, initial interest rate, Base Rate, Index Maturity, Interest
                                    Reset Period, Interest Reset Dates, Spread or Spread Multiplier, if any, minimum interest rate, if any, and maximum interest rate, if any (collectively, the "Terms").
                                    Each Global Security will be dated and
                                    issued as of the date of its authentication by the Trustee. Each Global Security will bear an original issue date, which will be
                                    (i) with respect to an original Global
                                    Security (or any portion thereof), the
                                    original issue date specified in such Global
                                    Security and (ii) following a consolidation of Global Securities, with respect to the Global Security resulting from such consolidation, the most recent Interest
                                    Payment Date to which interest has been paid or duly provided for on the predecessor
                                    Global Securities, regardless of the date of authentication of such resulting Global
                                    Security. No Global Security will represent
                                    (i) both Fixed Rate and Floating Rate
                                    Book-Entry Notes or (ii) any Certificated
                                    Note.

IDENTIFICATION                      The Company has arranged with the
NUMBERS:                            CUSIP Service Bureau of Standard & Poor's
                                    Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing Book-Entry
                                    Notes and book-entry medium-term notes
                                    issued by the Company with other series
                                    designations. The Trustee, the Company and DTC have obtained from the CUSIP Service
                                    Bureau a written list of such reserved CUSIP numbers. The Company will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities.
                                    The Trustee will notify the Company at any time when fewer than 100 of the reserved
                                    CUSIP numbers remain unassigned to Global
                                    Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities.
                                    Upon obtaining such additional CUSIP
                                    numbers, the Company shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

REGISTRATION:                       Global Securities will be issued only in
                                    fully registered form without coupons. Each
                                    Global Security will be registered in the name of CEDE & CO., as nominee for DTC, on the securities register for the Notes maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner
                                    (or such participant) in such Book-Entry
                                    Note will be recorded through the records of such

                                    Participants or through the separate records of such Participants and one or more indirect participants in DTC.

TRANSFERS:                          Transfers of a Book-Entry Note will be
                                    accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

EXCHANGES:                          The Trustee may deliver to DTC and the CUSIP
                                    Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the resulting Global Security described below) specifying (i) the CUSIP numbers of two or more outstanding Global
                                    Securities that represent (A) Fixed Rate
                                    Book-Entry Notes having the same Terms and for which interest has been paid to the same date or (B) Floating Rate Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment
                                    Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and
                                    (iii) a new CUSIP number, obtained from the Company, to be assigned to such replacement
                                    Global Security. Upon receipt of such a
                                    notice, DTC will send to its participants
                                    (including the Trustee) a written
                                    reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single
                                    Global Security bearing the new CUSIP number and the CUSIP numbers of the exchanged
                                    Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Not-withstanding the foregoing, if the Global
                                    Securities to be exchanged exceed
                                    $400,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $400,000,000 of principal amount of the exchanged Global
                                    Securities and an
                                    additional Global Security will be
                                    authenticated and issued to represent any remaining principal amount of such Global
                                    Securities (see "Denominations" below).

MATURITIES:                         Each Book-Entry Note will mature on a date
                                    not less than nine months after the Original
                                    Issue Date for such Note. A Floating Rate
                                    Book-Entry Note will mature only on an
                                    Interest Payment Date for such Note. Any
                                    Note denominated in Japanese yen will mature on a date not less than one year from the Original Issue Date (as defined below) for such Note. Any Note denominated in Pounds
                                    Sterling will mature on a date not less than one year, nor more than five years, after its Original Issue Date.

DENOMINATIONS:                      Book-Entry Notes will be issued in principal
                                    amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. Global Securities will be denominated in principal amounts not in excess of $400,000,000. If one or more
                                    Book-Entry Notes having an aggregate
                                    principal amount in excess of $400,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be authenticated and issued to represent each $400,000,000 principal amount of such
                                    Book-Entry Note or Notes and an additional
                                    Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

INTEREST:                           GENERAL. Interest, if any, on each Book-
                                    Entry Note will accrue from the original issue date for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the Global Security representing such Book-Entry Note, and will be calculated and paid in the manner described in such Book-Entry Note and in the Prospectus (as defined in the Agency Agreement), as supplemented by the applicable Pricing
                                    Supplement. Unless otherwise specified
                                    therein, each payment of interest on a Book
                                    Entry Note will include interest accrued to but excluding the Interest Payment Date
                                    (provided that, in the case of Floating Rate
                                    BookEntry Notes which reset daily or weekly, interest payments will include accrued interest to but excluding the Regular Record Date immediately preceding the Interest Payment
                                    Date) or to but excluding Maturity (other than a Maturity of a Fixed Rate BookEntry
                                    Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month). Interest payable at the Maturity of a Book-Entry
                                    Note will be payable to the Person to whom the principal of such Note is payable.
                                    Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure
                                    "C" below in order to include the amount of any interest payable and certain other information regarding the related Global
                                    Security in the appropriate (daily or
                                    weekly) bond report published by Standard &
                                    Poor's Corporation.

                                    REGULAR RECORD DATES. The Regular Record
                                    Date with respect to any Interest Payment
                                    Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date (whether or not a Business Date).

                                    INTEREST PAYMENT DATES ON FIXED RATE
                                    BOOK-ENTRY NOTES. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Book-Entry Notes will be made semiannually on May 1 and November 1 of each year and at Maturity; PROVIDED, HOWEVER, that if an Interest Payment Date for a Fixed Rate Book-Entry
                                    Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date; PROVIDED FURTHER, that in the case of a Fixed Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                    INTEREST PAYMENT DATES ON FLOATING RATE
                                    BOOK-ENTRY NOTES. Interest payments will be made on Floating Rate Book-Entry Notes monthly, quarterly, semi-annually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March,

                                    June, September and December of each year;
                                    with a semi-annual Interest Payment Period on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; PROVIDED, HOWEVER, that if an Interest Payment Date for a Floating Rate Book-Entry Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Note, except in the case of a Floating Rate Book-Entry Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and PROVIDED FURTHER, that in the case of a Floating Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest
                                    Payment Date following the next succeeding
                                    Regular Record Date.

                                    NOTICE OF INTEREST PAYMENT AND REGULAR
                                    RECORD DATES. On the first Business Day of
                                    January, April, July and October of each year, the Trustee will deliver to the Company and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each Interest Determination Date for Floating Rate Book-Entry Notes, the Trustee, as Calculation Agent, will notify Standard & Poor's Corporation of the interest rates determined on such Interest Determination Date.

CALCULATION OF                      FIXED RATE BOOK-ENTRY NOTES.  Interest
INTEREST:                           on Fixed Rate Book-Entry Notes (including
                                    interest for partial periods) will be
                                    calculated on the basis of a 360-day year of twelve 30-day months.

                                    FLOATING RATE BOOK-ENTRY NOTES. Interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Book-Entry Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating

                                    Rate Book-Entry Note for which the Base Rate is Treasury Rate or CMT Rate, interest will be calculated on the basis of the actual number of days in the year.

PAYMENTS OF                         PAYMENT OF INTEREST ONLY. Promptly after
PRINCIPAL AND INTEREST:             each Regular Record Date, the Trustee will
                                    deliver to the Company and DTC a written notice setting forth, by CUSIP number, the amount of interest to be paid on each Global
                                    Security on the following Interest Payment
                                    Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's Corporation.
                                    The Company will pay to the Trustee, as
                                    paying agent, the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC, at the times and in the manner set forth below under "Manner of Payment".

                                    PAYMENTS AT MATURITY. On or about the first
                                    Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing (on a Maturity or Redemption Date or otherwise) in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. On or before Maturity, the Company will pay to the Trustee, as paying agent, the principal amount of such Global Security, together with interest due at such Maturity. The Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment". If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at Maturity of such Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company. If the Maturity of a Book-Entry
                                    Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity.

                                    MANNER OF PAYMENT. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in immediately available funds no later than 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee or by wire transfer to the Trustee. The Company will confirm any such instructions in writing to the Trustee. Prior to 10 A.M. (New York City time) on the date of Maturity or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such date. On each Interest Payment Date (other than at Maturity), interest payments shall be made to DTC, in funds available for immediate use by DTC, in accordance with existing arrangements between the Trustee and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Par-ticipants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. None of the Company (as issuer or as paying agent) or the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                    WITHHOLDING TAXES. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

PROCEDURES UPON                     COMPANY NOTICE TO TRUSTEE REGARDING EXERCISE
                                    OF

COMPANY'S EXERCISE                  OPTIONAL RESET. Not less than 45 or more
OF OPTIONAL RESET                   than 60 days before an Optional Reset Date
OR OPTIONAL                         as set forth in a Book-Entry Note, the
EXTENSION OF                        Company will notify the Trustee whether it
MATURITY:                           is exercising its option to reset the
                                    Interest Rate or Spread or Spread
                                    Multiplier, as the case may be, for such Book-Entry Note, and if so, (i) the new
                                    Interest Rate or Spread or Spread
                                    Multiplier, as the case may be, for such Book-Entry Note during the period from such Optional Reset Date to the next Optional
                                    Reset Date as set forth in such Book-Entry
                                    Note or, if there is no such next Optional
                                    Reset Date, to the Stated Maturity of such Book-Entry Note (the "Subsequent Interest
                                    Period"); and (ii) the provisions, if any, for redemption of such Book-Entry Note during such Subsequent Interest Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent
                                    Interest Period.

                                    COMPANY NOTICE TO TRUSTEE REGARDING EXERCISE
                                    OF OPTIONAL EXTENSION OF MATURITY. If the
                                    Company elects to exercise an option, as set forth in a Book-Entry Note, to extend the Stated Maturity of such Note, it will so notify the Trustee not less than 45 or more than 60 days before the Stated Maturity of such Book-Entry Note, and will further indicate (i) the new Stated Maturity; (ii) the Interest Rate or Spread or Spread Multiplier, as the case may be; and (iii) the provisions, if any, for redemption of such Book-Entry Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                                    TRUSTEE NOTICE TO DTC REGARDING COMPANY'S
                                    EXERCISE OF OPTIONAL EXTENSION OR RESET.
                                    Upon receipt of notice from the Company
                                    regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee will hand-deliver a notice to DTC not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall identify such Book-Entry Note by CUSIP number and shall contain the information required by the terms of the Book-Entry Note.

                                    TRUSTEE NOTICE TO COMPANY REGARDING OPTION
                                    TO BE REPAID. If, after receipt of either a Reset Notice or an Extension Notice, DTC exercises the option for repayment by tendering the Global Security representing the Book-Entry Note to be repaid as set forth in such Note, the Trustee shall give notice to the Company not less than 22 days before the Optional Reset Date or the old Stated Maturity, as the case may be, of the principal amount of Book-Entry Notes to be repaid on such Optional Reset Date or old Stated Maturity, as the case may be.

                                    COMPANY NOTICE REGARDING NEW INTEREST RATE
                                    OR NEW SPREAD OR SPREAD MULTIPLIER. If the
                                    Company elects to revoke the Interest Rate or Spread or Spread Multiplier and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee. The Trustee will immediately thereafter notify DTC of the new Interest Rate or Spread or Spread Multiplier applicable to such Book-Entry Note.

                                    TRUSTEE NOTICE TO COMPANY REGARDING DTC
                                    REVOCATION OF OPTION TO BE REPAID. If, after
                                    DTC has tendered any Book-Entry Notes for repayment pursuant to an Extension Notice or an Optional Reset Notice, DTC then revokes such tender for repayment, the Trustee shall give notice to the Company not less than five days prior to the old Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Book-Entry Notes for which tender for repayment has been revoked.

                                    DEPOSIT OF REPAYMENT PRICE. On or before any old Stated Maturity where the Maturity has been extended, and on or before an Optional Reset Date, the Company shall deposit with the Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset Date, as the case may be, for all the Book-Entry Notes or portions thereof which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such Trustee will use such money to repay such

                                    Book-Entry Notes pursuant to the terms set forth in such Notes.

PROCEDURES UPON                     COMPANY NOTICE TO TRUSTEE REGARDING
COMPANY'S                           EXERCISE OF OPTIONAL REDEMPTION.
EXERCISE OF                         At least 45 days prior to the date on
OPTIONAL                            which it intends to redeem a Book-
REDEMPTION:                         Entry Note, the Company will notify the
                                    Trustee that it is exercising such option with respect to such Book-Entry Note on such date.

                                    TRUSTEE NOTICE TO DTC REGARDING COMPANY'S
                                    EXERCISE OF OPTIONAL REDEMPTION. After
                                    receipt of notice that the Company is
                                    exercising its option to redeem a Book-
                                    Entry Note, the Trustee will, at least 30 days before the redemption date for such Book-Entry Note, hand deliver to DTC a notice identifying such Book-Entry Note by CUSIP number and informing DTC of the Company's exercise of such option with respect to such Book-Entry Note.

                                    DEPOSIT OF REDEMPTION PRICE. On or before any redemption date, the Company shall deposit with such Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Book-Entry Notes or portions thereof which are to be repaid on such redemption date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

PAYMENTS OF PRIN-                   TRUSTEE NOTICE TO COMPANY OF OPTION
CIPAL AND INTEREST                  TO BE REPAID.  Upon receipt of notice
UPON EXERCISE OF                    of exercise of the option for
OPTIONAL REPAYMENT                  repayment and the Global Securities
(EXCEPT PURSUANT TO                 representing the Book-Entry Notes so
COMPANY'S EXERCISE                  to be repaid as set forth in such
OF OPTIONAL RESET OR                Notes, the Trustee shall (unless such
OPTIONAL EXTENSION):                notice was received pursuant to the
                                    Company's exercise of an optional reset or an optional extension of maturity, in each of which cases the relevant procedures set forth above are to be followed) give notice to the Company not less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of Book-Entry Notes to be repaid on such Optional Repayment Date.

                                    DEPOSIT OF REPAYMENT PRICE. On or prior to any Optional Repayment Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Book-Entry Notes or portions thereof which are to be repaid on such date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

PROCEDURE FOR RATE                  The Company and the Agents will discuss
SETTING AND                         from time to time the aggregate principal
POSTING:                            amount of, the issuance price of, and the
                                    interest rates to be borne by, Book-Entry
                                    Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

ACCEPTANCE AND                      Unless otherwise instructed by the Company,
REJECTION OF                        each Agent will advise the Company promptly
ORDERS:                             by telephone of all orders to purchase Book-
                                    Entry Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its
                                    discretion. Unless otherwise agreed by the Company and the Agents, the Company has the right to accept orders to purchase
                                    Book-Entry Notes and may reject any such orders in whole or in part.

PREPARATION OF                      If any order to purchase a Book-Entry Note
PRICING                             is accepted by or on behalf of the Company,
SUPPLEMENT:                         the Company will prepare a pricing
                                    supplement (a "Pricing Supplement")
                                    reflecting the applicable interest rates and other terms of such Book-Entry Note and will arrange to have ten copies thereof filed with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will supply at least ten copies thereof (and additional copies if requested) to the Agent which presented the order (the "Presenting Agent"). The
                                    Presenting Agent will cause
                                    a Prospectus and Pricing Supplement to be delivered to the purchaser of such Book-Entry Note.

                                    In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

SUSPENSION OF                       The Company reserves the right, in its sole
SOLICITATION;                       discretion, to instruct the Agents to
AMENDMENT OR                        suspend at any time, for any period of
SUPPLEMENT:                         time or permanently, the solicitation of
                                    orders to purchase Book-Entry Notes. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed.

                                    In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                                    If the Company decides to amend or
                                    supplement the Registration Statement (as defined in the Agency Agreement) or the Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any such supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the

                                    Commission pursuant to the applicable
                                    paragraph of Rule 424(b).

PROCEDURES FOR                      When the Company has determined to change
RATE CHANGES:                       the interest rates of Book-Entry Notes being
                                    offered, it will promptly advise the Agents and the Agents will forthwith suspend solicitation of orders. The Agents will telephone the Company with recommendations as to the changed interest rates. At such time as the Company has advised the Agents of the new interest rates, the Agents may resume solicitation of orders. Until such time only "indications of interest" may be recorded.

DELIVERY OF                         A copy of the Prospectus and a Pricing
PROSPECTUS:                         Supplement relating to a Book-Entry Note
                                    must accompany or precede the earliest of any written offer of such Book-Entry Note, confirmation of the purchase of such Book-Entry Note and payment for such Book-
                                    Entry Note by its purchaser. If notice of a change in the terms of the Book-Entry Notes is received by the Agents between the time an order for a Book-Entry Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing
                                    Supplement setting forth the terms in effect when the order was placed. Subject to "Suspension of Solicitation; Amendment or
                                    Supplement" above, the Presenting Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Book-Entry Note sold by it. The Company will make such delivery if such Book-Entry Note is sold directly by the Company to a purchaser (other than an Agent).

CONFIRMATION:                       For each order to purchase a Book-Entry
                                    Note solicited by any Agent and accepted by or on behalf of the Company, the Presenting
                                    Agent will issue a confirmation to the
                                    purchaser, with a copy to the Company,
                                    setting forth the details set forth above and delivery and payment instructions.

SETTLEMENT:                         The receipt by the Company of immediately
                                    available funds in payment for a Book-Entry
                                    Note and the authentication and issuance of the Global Security representing such
                                    Book-Entry Note shall constitute
                                    "settlement" with respect to such Book-Entry
                                    Note. All
                                    orders accepted by the Company will be
                                    settled on the third Business Day following the date of sale of such Book-Entry Note pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next
                                    Business Day following the date of sale.

SETTLEMENT                          Settlement Procedures with regard to
PROCEDURES:                         each Book-Entry Note sold by the
                                    Company through any Agent, as agent, shall be as follows:

                                    A.       The Presenting Agent will advise
                                             the Company by telephone of the
                                             following settlement information:

                                              1.     Principal amount.

                                              2.     Maturity Date.

                                              3.     In the case of a Fixed Rate
                                                     Book-Entry Note, the
                                                     interest rate or, in the
                                                     case of a Floating Rate
                                                     Book-Entry Note, the Base
                                                     Rate, initial interest
                                                     rate (if known at such
                                                     time), Index Maturity,
                                                     Interest Reset Period,
                                                     Interest Reset Dates,
                                                     Spread or Spread
                                                     Multiplier (if any),
                                                     Minimum Interest Rate (if
                                                     any) and Maximum Interest
                                                     Rate (if any).

                                              4.     Interest Payment Dates and
                                                     the Interest Payment
                                                     Period.

                                              5.     Redemption, repayment and
                                                     extension provisions, if
                                                     any.

                                              6.     Settlement date.

                                              7.     Price.

                                              8.     Presenting Agent's
                                                     commission, determined as
                                                     provided in Section 2 of
                                                     the Agency Agreement.

                                              9.     Whether such Book-Entry
                                                     Note is issued at an
                                                     original issue discount
                                                     and, if so, the total
                                                     amount of OID, the yield to
                                                     maturity and the initial
                                                     accrual period OID.

                                    B.       The Company will assign a CUSIP
                                             number to the Global Security
                                             representing such Book-Entry Note
                                             and then advise the Trustee by
                                             telephone (confirmed in writing at
                                             any time on the same date) or
                                             electronic transmission of the
                                             information set forth in Settlement
                                             Procedure "A" above, such CUSIP
                                             number and the name of the
                                             Presenting Agent. The Company will
                                             also notify the Presenting Agent by
                                             telephone of such CUSIP number as
                                             soon as practicable. Each such
                                             communication by the Company shall
                                             constitute a representation and
                                             warranty by the Company, the
                                             Trustee and the Presenting Agent
                                             that (i) such Note is then, and at
                                             the time of issuance and sale
                                             thereof will be, duly authorized
                                             for issuance and sale by the
                                             Company, (ii) such Note, and the
                                             Global Security representing such
                                             Note, will conform with the terms
                                             of the Indenture for such Note, and
                                             (iii) upon authentication and
                                             delivery of such Global Security,
                                             the aggregate initial offering
                                             price of all Notes issued under the
                                             Indenture will not exceed the
                                             amount registered pursuant to the
                                             Registration Statement (except for
                                             Book-Entry Notes represented by
                                             Global Securities authenticated and
                                             delivered in exchange for or in
                                             lieu of Global Securities pursuant
                                             to the Indenture and except for
                                             Certificated Notes authenticated
                                             and delivered upon registration of
                                             transfer of, in exchange for, or in
                                             lieu of Certificated Notes pursuant
                                             to any such Section).

                                    C.       The Trustee will enter a pending
                                             deposit message through DTC's
                                             Participant Terminal System
                                             providing the following settlement
                                             information to DTC (which shall
                                             route such information to Standard
                                             & Poor's Corporation), the
                                             Presenting Agent and, upon request,
                                             the Trustee:

                                             1.      The information set forth
                                                     in Settlement Procedure
                                                     "A".

                                             2.      Identification as a Fixed
                                                     Rate Book-Entry Note or a
                                                     Floating Rate Book-Entry
                                                     Note.

                                              3.     Initial Interest Payment
                                                     Date for such Book-Entry
                                                     Note, number of days by
                                                     which such date succeeds
                                                     the related Regular Record
                                                     Date and amount of interest
                                                     payable on such Interest
                                                     Payment Date.

                                              4.     The Interest Payment
                                                     Period.

                                              5.     CUSIP number of the Global
                                                     Security representing such
                                                     Book-Entry Note.

                                              6.     Whether such Global
                                                     Security will represent any
                                                     other Book-Entry Note (to
                                                     the extent known at such
                                                     time).

                                    D.       To the extent the Company has not
                                             already done so, the Company will
                                             deliver to the Trustee a Global
                                             Security in a form that has been
                                             approved by the Company, the Agents
                                             and the Trustee.

                                    E.       The Trustee will complete such
                                             Book-Entry Note, stamp the
                                             appropriate legend, as instructed
                                             by DTC, if not already set forth
                                             thereon, and authenticate the
                                             Global Security representing such
                                             Book-Entry Note.

                                    F.       DTC will credit such Book-Entry
                                             Note to the Trustee's participant
                                             account at DTC.

                                    G.       The Trustee will enter an SDFS
                                             deliver order through DTC's
                                             Participant Terminal System
                                             instructing DTC to (i) debit such
                                             Book-Entry Note to the Trustee's
                                             participant account and credit such
                                             Book-Entry Note to the Presenting
                                             Agent's participant account and
                                             (ii) debit the Presenting Agent's
                                             settlement account and credit the
                                             Trustee's settlement account for an
                                             amount equal to the price of such
                                             Book-Entry Note less the Presenting
                                             Agent's commission. The entry of
                                             such a deliver order shall
                                             constitute a representation and
                                             warranty by the Trustee to DTC that
                                             (i) the Global Security
                                             representing such Book-Entry Note
                                             has been issued and authenticated
                                             and (ii) the Trustee is holding
                                             such Global Security pursuant to
                                             the Medium-Term Note Certificate
                                             Agreement between the Trustee and
                                             DTC.

                                    H.       The Presenting Agent will enter an
                                             SDFS deliver order through DTC's
                                             Participant Terminal System
                                             instructing DTC (i) to debit such
                                             Book-Entry Note to the Presenting
                                             Agent's participant account and
                                             credit such Book-Entry Note to the
                                             participant accounts of the
                                             Participants with respect to such
                                             Book-Entry Note and (ii) to debit
                                             the settlement accounts of such
                                             Participants and credit the
                                             settlement account of the
                                             Presenting Agent for an amount
                                             equal to the price of such
                                             Book-Entry Note.

                                    I.       Transfers of funds in accordance
                                             with SDFS deliver orders described
                                             in Settlement Procedures "G" and
                                             "H" will be settled in accordance
                                             with SDFS operating procedures in
                                             effect on the settlement date.

                                    J.       The Trustee will, upon receipt of
                                             funds from the Presenting Agent in
                                             accordance with Settlement
                                             Procedure "G", wire transfer to
                                             the account of the Company
                                             maintained at PNC Bank, N.A.,
                                             Pittsburgh, Pennsylvania funds
                                             available for immediate use in the
                                             amount transferred to the Trustee
                                             in accordance with Settlement
                                             Procedure "G".

                                    K.       The Presenting Agent will confirm
                                             the purchase of such Book-Entry
                                             Note to the purchaser either by
                                             transmitting to the Participants
                                             with respect to such Book-Entry
                                             Note a confirmation order or orders
                                             through DTC's institutional
                                             delivery system or by mailing a
                                             written confirmation to such pur-
                                             chaser.

SETTLEMENT                          For orders of Book-Entry Notes solicited by
PROCEDURES                          any Agent and accepted by the Company for
TIMETABLE:                          settlement on the first Business Day after
                                    the sale date, Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                                    Settlement
                                    Procedure                    Time
                                    ----------                   ----
                                         A          11:00 A.M.       on the sale
                                                                     date
                                         B          12:00 Noon       on the sale
                                                                     date
                                         C           2:00 P.M.    on the sale
                                                                     date
                                         D           3.00 P.M. on the day
                                                                     before
                                                                     settlement
                                         E           9:00 A.M.    on settlement
                                                                    date
                                         F          10:00 A.M.     on settlement
                                                                       date
                                        G-H          2:00 P.M.    on settlement
                                                                       date
                                         I          4:45 P.M.     on settlement
                                                                       date
                                        J-K          5:00 P.M.    on settlement
                                                                       date

                                    If a sale is to be settled more than one
                                    Business Day after the sale date, Settlement
                                    Procedures "A", "B" and "C" shall be
                                    completed as soon as practicable but no
                                    later than 11:00 A.M. and 12:00 Noon on the first Business Day after the sale date and no later than 2:00 P.M. on the Business Day before the settlement date, respectively. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                                    If settlement of a Book-Entry Note is
                                    rescheduled or canceled, the Trustee will deliver to DTC, through

                                    DTC's Participant Terminal System, a
                                    cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled set-tlement date.

FAILURE TO SETTLE:                  If the Trustee fails to enter an SDFS
                                    deliver order with respect to a Book-Entry
                                    Note pursuant to Settlement Procedure "G", the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Book-Entry
                                    Note to the Trustee's participant account.
                                    DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry
                                    Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global
                                    Security, the Trustee will cancel such
                                    Global Security in accordance with the
                                    Indenture and so advise the Company and the Trustee, and the Trustee will make appropriate entries in its records. The
                                    CUSIP number assigned to such Global
                                    Security shall, in accordance with CUSIP
                                    Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Book-Entry Note for two Global Securities, one of which shall represent such Book-Entry Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global
                                    Security and shall bear the CUSIP number of the surrendered Global Security.

                                    If the purchase price for any Book-Entry
                                    Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Proce-dures "H" and "G", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Presenting Agent or the Trustee, as applicable, on an equitable basis for the loss of the use of the funds during the period when they were credited to the account of the Company.

                                    Notwithstanding the foregoing, upon any
                                    failure to settle with respect to a
                                    Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "E", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

TRUSTEE NOT TO                      Nothing herein shall be deemed to require
RISK FUNDS:                         the Trustee to risk or expend its own funds
                                    in connection with any payment to the
                                    Company, DTC, the Agents or the purchaser, it being understood by all parties that payments made by the Trustee to the Company, DTC, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

AUTHENTICITY OF                     The Company will cause the Trustee to
SIGNATURES:                         furnish the Agents from time to time with
                                    the specimen signatures of each of the
                                    Trustee's officers, employees or agents who has been authorized by the Trustee to authenticate Book-Entry Notes, but no Agent will have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Book-Entry Note.

PAYMENT OF                          Each Agent shall forward to the Company, on
EXPENSES:                           a monthly basis, a statement of the out-of-
                                    pocket expenses incurred by such Agent
                                    during that month that are reimbursable to it pursuant to the terms of the Agency
                                    Agreement. The Company will remit payment to the Agents currently on a monthly basis.

ADVERTISING                         The Company will determine with the
COSTS:                              Agents the amount of advertising that
                                    may be appropriate in soliciting offers to purchase the Book-Entry Notes. Advertising expenses will be paid by the Company.

PERIODIC STATEMENTS                 Periodically, the Trustee will send to the
FROM THE TRUSTEE:                   Company a statement setting forth the
                                    principal amount of Book-Entry Notes
                                    Outstanding as of that date and setting
                                    forth a brief description of any sales of Book-Entry Notes which the Company has advised the Trustee but which have not yet been settled.

                                     PART II
                ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

          The Trustee will serve as registrar and transfer agent in connection with the Certificated Notes.

ISSUANCE:                           Each Certificated Note will be dated and
                                    issued as of the date of its authentication by the Trustee. Each Certificated Note will bear an Original Issue Date, which will be
                                    (i) with respect to an original Certificated
                                    Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated
                                    Note, the Original Issue Date of the
                                    predecessor Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note.

REGISTRATION:                       Certificated Notes will be issued only in
                                    fully registered form without coupons.

TRANSFERS AND                       A Certificated Note may be presented for
EXCHANGES:                          transfer or exchange at the principal
                                    corporate trust office in the City of New
                                    York of the Trustee. Certificated Notes will be exchangeable for other Certificated Notes having identical terms but different authorized denominations without service charge. Certificated Notes will not be exchangeable for Book-Entry Notes.

MATURITIES:                         Each Certificated Note will mature on a date
                                    not less than nine months after the
                                    settlement date for such Note. A Floating
                                    Rate Certificated Note will mature only on an Interest Payment Date for such Note. Any
                                    Note denominated in Japanese yen will mature on a date not less than one year from the Original Issue Date (as defined below) for such Note. Any Note denominated in Pounds
                                    Sterling will mature on a date not less than one year, nor more than five years, after its Original Issue Date.

DENOMINATIONS:                      The denomination of any Certificated Note
                                    denominated in U.S. dollars will be a
                                    minimum of $1,000 or any amount in excess thereof that is an integral multiple of

                                    $1,000. The authorized denominations of
                                    Certificated Notes denominated in any other currency will be specified pursuant to "Settlement Procedures" below.

INTEREST:                           GENERAL. Interest, if any, on each
                                    Certificated Note will accrue from the
                                    original issue date for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, and will be calculated and paid in the manner described in such Note and in the Prospectus, as supplemented by the applicable Pricing Supplement. Unless otherwise specified therein, each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Certificated Notes which reset daily or weekly, interest payments will include accrued interest to but excluding the Regular Record Date immediately preceding the Interest Payment Date) or to but excluding Maturity (other than a Maturity of a Fixed Rate Certificated Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month).

                                    REGULAR RECORD DATES. The Regular Record
                                    Dates with respect to any Interest Payment
                                    Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date (whether or not a Business Day).

                                    FIXED RATE CERTIFICATED NOTES. Unless
                                    otherwise specified pursuant to Settlement
                                    Procedure "A" below, interest payments on Fixed Rate Certificated Notes will be made semiannually on May 1 and November 1 of each year and at Maturity; PROVIDED, HOWEVER, that if any Interest Payment Date for a Fixed Rate Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date; PROVIDED FURTHER, that in the case of a Fixed Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                    FLOATING RATE CERTIFICATED NOTES. Interest payments will be made on Floating Rate Certificated Notes monthly, quarterly, semi-annually or annually. Interest will be payable, in the case of Floating Rate Certificated Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; PROVIDED, HOWEVER, that if an Interest Payment Date for a Floating Rate Certificated Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certificated Note, except in the case of a Floating Rate Certificated Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and PROVIDED FURTHER, that in the case of a Floating Rate Certificated Note issued between a Regular Record Date and an interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

CALCULATION OF                      FIXED RATE CERTIFICATED NOTE.
INTEREST:                           Interest on Fixed Rate Certificated Notes
                                    (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

                                    FLOATING RATE CERTIFICATED NOTES. Interest rates on Floating Rate Certificated Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Certificated Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Certificated Note for which the Base Rate is Treasury Rate or CMT Rate, interest will be calculated on the basis of the actual number of days in the year.

PAYMENTS OF                         Interest, if any, on each Certificated
PRINCIPAL AND                       Note will be calculated and paid in
INTEREST:                           the manner described in such Note and in the
                                    Prospectus, as supplemented by the
                                    applicable Pricing Supplement. Unless
                                    otherwise provided in the Indenture or the Certificated Note, the first payment of interest on any Certificated Note originally issued between a Record Date and an Interest
                                    Payment Date will be made on the next
                                    succeeding Interest Payment Date. Interest payable at the Maturity of a Certificated
                                    Note will be payable to the Person to whom the principal of such Note is payable.
                                    Unless other arrangements are made, all
                                    interest payments (excluding interest
                                    payments made on the Maturity Date) will be made by check mailed to the person entitled thereto as provided above; PROVIDED,
                                    HOWEVER, that the holder of $10,000,000 (or the equivalent thereof in other currencies) or more of Certificated Notes with similar tenor and terms will be entitled to receive payment by wire transfer in U.S. dollars.

                                    Within 10 days following each Record Date, the Trustee will inform the Company of the total amount of the interest payments to be made by the Company on the next succeeding Interest Payment Date. The Trustee will provide monthly to the Company a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month.

                                    The Trustee will be responsible for
                                    withholding taxes on interest paid on
                                    Certificated Notes as required by applic-able law.

                                    If the Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity.

PROCEDURES UPON                     COMPANY NOTICE TO TRUSTEE REGARDING EXERCISE
COMPANY'S EXERCISE                  OF OPTIONAL RESET. Not less than 45 or more
OF OPTIONAL RESET                   than 60 days before an Optional Reset Date
OR OPTIONAL                         as set forth in a Certificated Note, the
EXTENSION OF                        Company will notify the Trustee whether it
MATURITY:                           is exercising its option to reset the
                                    Interest Rate or Spread or Spread
                                    Multiplier, as the case may be, for such Certificated Note, and if so, (i) the new
                                    Interest Rate or Spread or Spread
                                    Multiplier, as the case may be, for such Certificated Note during the period from such Optional Reset Date to the next
                                    Optional Reset Date as set forth in such Certificated Note or, if there is no such next Optional Reset Date, to the Maturity
                                    Date of such Certificated Note (the
                                    "Subsequent Interest Period"); and (ii) the provisions, if any, for redemption of such Certificated Note during such Subsequent
                                    Interest Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent Interest Period.

                                    COMPANY NOTICE TO TRUSTEE REGARDING EXERCISE
                                    OF OPTIONAL EXTENSION OF MATURITY. If the
                                    Company elects to exercise an option, as set forth in a Certificated Note, to extend the Maturity Date of such Note, it will so notify the Trustee not less than 45 or more than 60 days before the Maturity Date of such Certificated Note, and will further indicate (i) the new Maturity Date; (ii) the Interest Rate or Spread or Spread Multiplier, as the case may be, and (iii) the provisions, if any, for redemption of such Certificated Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                                    TRUSTEE NOTICE TO HOLDERS REGARDING
                                    COMPANY'S EXERCISE OF OPTIONAL EXTENSION OR
                                    RESET. Upon receipt of notice from the
                                    Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee will mail a notice, first class, postage prepaid, to the Holder not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Maturity Date (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall contain the information required by the terms of the Certificated Note.

                                    TRUSTEE NOTICE TO COMPANY REGARDING OPTION
                                    TO BE REPAID. If, after receipt of either a Reset Notice or an Extension Notice, any Holder of a Certificated Note exercises the option for repayment by tendering the Certificated Note to be repaid as set forth in the Certificated Note, the Trustee shall give notice to the Company not less than 22 days before the Optional Reset Date or the old Maturity Date, as the case may be, of the principal amount of Certificated Notes to be repaid on such Optional Reset Date or old Maturity Date, as the case may be.

                                    COMPANY NOTICE REGARDING NEW INTEREST RATE
                                    OR NEW SPREAD OR SPREAD MULTIPLIER. If the
                                    Company elects to revoke the Interest Rate or Spread or Spread Multiplier and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Maturity Date, so notify the Trustee. The Trustee will immediately thereafter notify the Holder of such Certificated Note, by first class mail, postage prepaid of the new Interest Rate or Spread or Spread Multiplier applicable to such Certificated Note.

                                    TRUSTEE NOTICE TO COMPANY REGARDING HOLDERS
                                    REVOCATION OF OPTION TO BE REPAID. If, after the Holder has tendered any Certificated Notes for repayment pursuant to an Extension Notice or an Optional Reset Notice, such Holder then revokes such tender for repayment, the Trustee shall give notice to the Company not less than five days prior to the Maturity Date or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Certificated Notes for which tender for repayment has been revoked.

                                    DEPOSIT OF REPAYMENT PRICE. On or before any old Maturity Date where the Maturity has been extended, and on or before an Optional Reset Date, the Company shall deposit with the Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Maturity Date or Optional Reset Date, as the case may be, for all the Certificated Notes or portions thereof which are to be repaid on such old

                                    Maturity Date or Optional Reset Date, as the case may be. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

PROCEDURES UPON                     COMPANY NOTICE TO TRUSTEE REGARDING
COMPANY'S                           EXERCISE OF OPTIONAL REDEMPTION.
EXERCISE OF                         At least 45 days prior to the date on
OPTIONAL                            which it intends to redeem a
REDEMPTION:                         Certificated Note, the Company will notify
                                    the Trustee that it is exercising such
                                    option with respect to such Certificated
                                    Note on such date.

                                    TRUSTEE NOTICE TO HOLDERS REGARDING
                                    COMPANY'S EXERCISE OF OPTIONAL REDEMPTION.
                                    After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee will, at least 30 days before the redemption date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note informing such Holder of the Company's exercise of such option with respect to such Certificated Note.

                                    DEPOSIT OF REDEMPTION PRICE. On or before any redemption date, the Company shall deposit with such Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Certificated Notes or portions thereof and which are to be repaid on such redemption date. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

PAYMENTS OF PRIN-                   TRUSTEE NOTICE TO COMPANY OF OPTION
CIPAL AND INTEREST                  TO BE REPAID.  Upon receipt of notice
UPON EXERCISE OF                    of exercise of the option for
OPTIONAL REPAYMENT                  repayment and the Global Securities
(EXCEPT PURSUANT TO                 representing the Certificated Notes so
COMPANY'S EXERCISE                  to be repaid as set forth in such
OF OPTIONAL RESET OR                Notes, the Trustee shall (unless such
OPTIONAL EXTENSION):                notice was received pursuant to the
                                    Company's exercise of an optional reset or an optional extension of maturity, in each of which cases the relevant procedures set forth above are to be followed) give notice to the Company not less than 20 days prior to each Optional Repayment Date of such Optional
                                    Repayment Date and of the principal amount of Certificated Notes to be repaid on such Optional Repayment Date.

                                    DEPOSIT OF REPAYMENT PRICE. On or prior to any Optional Repayment Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Certificated Notes or portions thereof which are to be repaid on such date. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

PROCEDURE FOR RATE                  The Company and the Agents will discuss from
SETTING AND                         time to time the aggregate principal amount
POSTING:                            of, the issuance price of, and the interest
                                    rates to be borne by, Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

ACCEPTANCE AND                      Unless otherwise instructed by the
REJECTION OF ORDERS:                Company, each Agent will advise the Company
                                    promptly by telephone of all orders to
                                    purchase Certificated Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agents, the Company has the sole right to accept orders to purchase Certificated Notes and may reject any such orders in whole or in part. Before accepting any order to purchase a Certificated Note to be settled in less than three Business Days, the Company shall verify that the Trustee will have adequate time to prepare and authenticate such Note.

PREPARATION OF                      If any order to purchase a Certificated Note
PRICING                             is accepted by or on behalf of the Company,
SUPPLEMENT:                         the Company will prepare a pricing
                                    supplement (a "Pricing Supplement")
                                    reflecting the interest rates and other
                                    terms of such Certified Note and will
                                    arrange to have ten copies thereof filed with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will supply at least ten copies thereof (and additional copies if requested) to the Agent which presented the order (the
                                    "Presenting Agent"). The Presenting Agent will cause a Prospectus and Pricing
                                    Supplement to be delivered to the purchaser of such Certificated Note.

                                    In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

SUSPENSION OF                       The Company reserves the right, in its sole
SOLICITATION;                       discretion, to instruct the Agents to
AMENDMENT OR                        suspend at any time for any period of
SUPPLEMENT:                         time or permanently, the solicitation of
                                    orders to purchase Certificated Notes. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed.

                                    In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                                    If the Company decides to amend or
                                    supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

PROCEDURE FOR                       When the Company has determined to change
RATE CHANGES:                       the interest rates of Certificated Notes
                                    being offered, it will promptly advise the Agents and the Agents will forthwith suspend solicitation of orders. The Agents will telephone the Company with recommendations as to the changed interest rates. At such time as the Company has advised the Agents of the new interest rates, the Agents may resume solicitation of orders. Until such time only "indications of interest" may be recorded.

DELIVERY OF                         A copy of the Prospectus and a Pricing
PROSPECTUS:                         Supplement relating to a Certificated Note
                                    must accompany or precede the earliest of any written offer of such Certificated Note, confirmation of the purchase of such Certificated Note and payment for such Certificated Note by its purchaser. If notice of a change in the terms of the Certificated Notes is received by the Agents between the time an order for a Certificated
                                    Note is placed and the time written
                                    confirmation thereof is sent by the
                                    Presenting Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing Supplement setting forth the terms in effect when the order was placed. Subject to "Suspension of
                                    Solicitation; Amendment or Supplement"
                                    above, the Presenting Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Certificated
                                    Note sold by it. The Company will make

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

                                    such delivery if such Certificated Note is sold directly by the Company to a purchaser (other than any Agent).

CONFIRMATION:                       For each order to purchase a Certificated
                                    Note solicited by any Agent and accepted by or on behalf of the Company, the Presenting
                                    Agent will issue a confirmation to the
                                    purchaser, with a copy to the Company,
                                    setting forth the details set forth above and delivery and payment instructions.

SETTLEMENT:                         The receipt by the Company of immediately
                                    available funds in exchange for an
                                    authenticated Certificated Note delivered to the Presenting Agent and the Presenting
                                    Agent's delivery of such Certificated Note against receipt of immediately available funds shall, with respect to such Certificated Note, constitute "settlement".
                                    All orders accepted by the Company will be settled on the third Business Day following the date of sale pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale.

SETTLEMENT                          Settlement Procedures with regard to
PROCEDURES:                         each Certificated Note sold by the Company
                                    through any Agent, as agent, shall be as follows:

                                    A.       The Presenting Agent will advise
                                             the Company by telephone of the
                                             following settlement information,
                                             in time for the Trustee to prepare
                                             and authenticate the required Note:

                                             1.     Name in which such
                                                    Certificated Note is to be
                                                    registered ("Registered
                                                    Owner").

                                             2.     Address of the Registered
                                                    Owner and address for
                                                    payment of principal and
                                                    interest.

                                             3.     Taxpayer identification
                                                    number of the Registered
                                                    Owner (if available).

                                             4.     Principal amount.


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

                                             5.     Maturity Date.

                                             6.     In the case of a Fixed Rate
                                                    Certificated Note, the
                                                    interest rate or, in the
                                                    case of a Floating Rate
                                                    Certificated Note, the
                                                    initial interest rate (if
                                                    known at such time), Base
                                                    Rate, Index Maturity,
                                                    Interest Reset Period,
                                                    Interest Reset Dates,
                                                    Spread or Spread
                                                    Multiplier (if any),
                                                    Minimum Interest Rate (if
                                                    any) and Maximum Interest
                                                    Rate (if any).

                                             7.     Interest Payment Dates and
                                                    the Interest Payment
                                                    Period.

                                             8.     Specified Currency and
                                                    whether the option to
                                                    elect payment in a
                                                    Specified Currency applies
                                                    and if the Specified
                                                    Currency is not U.S.
                                                    dollars, the authorized
                                                    denominations.

                                             9.     Redemption, repayment or
                                                    extension provisions, if
                                                    any.

                                             10.    Settlement date.

                                             11.    Price (including currency).

                                             12.    Presenting Agent's
                                                    commission, determined as
                                                    provided in Section 2 of
                                                    the Agency Agreement.

                                             13.    Whether such Certificated
                                                    Note is issued at an
                                                    original issue discount,
                                                    and, if so, the total
                                                    amount of OID, the yield to
                                                    maturity and the initial
                                                    accrual period OID.

                                    B.       The Company will advise the Trustee
                                             by telephone (confirmed in writing
                                             at any time on the sale date) or
                                             electronic transmission of the
                                             information set forth in Settlement
                                             Procedure "A" above and the name of
                                             the Presenting Agent.

                                    C.       The Company will deliver to the
                                             Trustee a pre-printed four-ply
                                             packet for such Certificated Note,
                                             which packet will contain the
                                             following

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

                                             documents in forms that have been
                                             approved by Company, the Agents
                                             and the Trustee:

                                             1.     Certificated Note with
                                                    customer confirmation.

                                             2.     Stub One - For Trustee.

                                             3.     Stub Two - For the
                                                    Presenting Agent.

                                             4.     Stub Three - For the
                                                    Company.

                                    D.       The Trustee will complete such
                                             Certificated Note and will
                                             authenticate such Certificated Note
                                             and deliver it (with the
                                             confirmation) and Stubs One and Two
                                             to the Presenting Agent, all in
                                             accordance with the written
                                             directions (or oral instructions
                                             confirmed in writing on the next
                                             Business Day) of the Company, and
                                             the Presenting Agent will
                                             acknowledge receipt of the Note by
                                             stamping or otherwise marking Stub
                                             One and returning it to the
                                             Trustee. Such delivery will be made
                                             only against such acknowledgment of
                                             receipt. In the event that the
                                             instructions given by the
                                             Presenting Agent for payment to the
                                             account of the Company are revoked,
                                             the Company will as promptly as
                                             possible wire transfer to the
                                             account of the Presenting Agent an
                                             amount of immediately available
                                             funds equal to the amount of such
                                             payment made.

                                    E.       The Presenting Agent will deliver
                                             such Certificated Note (with the
                                             confirmation) to the customer
                                             against payment in immediately
                                             payable funds. The Presenting Agent
                                             will obtain the acknowledgment of
                                             receipt of such Certificated Note
                                             by retaining Stub Two.

                                    F.       The Trustee will send Stub Three to
                                             the Company by first-class mail.

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

SETTLEMENT                          For orders of Certificated Notes solicited
PROCEDURES                          by any Agent, as agent, and accepted by the
                                    Company,


TIMETABLE:                          Settlement Procedures "A" through "F" set
                                    forth above shall be completed on or before the respective times (New York City time) set forth below:

                                    Settlement
                                    Procedure                    Time
                                    ----------                   ----
                                         A          2:00 P.M.    on the day
                                                                      before
                                                                      settlement
                                        B-C         3:00 P.M.    on the day
                                                                      before
                                                                      settlement
                                         D          2:15 P.M.    on settlement
                                                                      date
                                         E          3:00 P.M.    on settlement
                                                                      date
                                         F          5:00 P.M.    on settlement
                                                                        date

FAILURE TO                          If a purchaser fails to accept delivery of
SETTLE:                             and make payment for any Certificated Note,
                                    the Presenting Agent will notify the Company and the Trustee by telephone and return such Certificated Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of the Presenting Agent an amount equal to the amount previously credited to the account of Company in respect of such Certificated
                                    Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Presenting Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will cancel such Certificated Note in accordance with the Indenture and so advise the Company and the Trustee, and the Trustee will make appropriate entries in its records.

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

TRUSTEE NOT TO                      Nothing herein shall be deemed to require
RISK FUNDS:                         the Trustee to risk or expend its own funds
                                    in connection with any payment to the
                                    Company, the Agents or the purchaser, it being understood by all parties that payments made by the Trustee to the Company, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

AUTHENTICITY OF                     The Company will cause the Trustee to
SIGNATURES:                         furnish the Agents from time to time with
                                    the specimen signatures of each of the
                                    Trustee's officers, employees or agents who has been authorized by the Trustee to authenticate Certificated Notes, but no
                                    Agent will have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Certificated Note.

PAYMENT OF                          Each Agent shall forward to the Company, on
EXPENSES:                           a monthly basis, a statement of the out-of-
                                    pocket expenses incurred by such Agent
                                    during that month that are reimbursable to it pursuant to the terms of the Agency
                                    Agreement. The Company will remit payment to the Agents currently on a monthly basis.

ADVERTISING COSTS:                  The Company will determine with the Agents
                                    the amount of advertising that may be
                                    appropriate in soliciting orders to purchase the Certificated Notes. Advertising expenses will be paid by the Company.

PERIODIC STATEMENTS                 Periodically, the Trustee will send to the
FROM THE TRUSTEE:                   Company a statement setting forth the
                                    principal amount of Certificated Notes
                                    Outstanding as of that date and setting
                                    forth a brief description of any sales of Certificated Notes which the Company has advised the Trustee but which have not yet been settled.

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

                                                                       EXHIBIT B

                           Medium Term Notes, Series A
                  Due More Than Nine Months from Date of Issue

                              CONVERGYS CORPORATION

                                 Terms Agreement


                                                                         , 200__

Attention:

         Subject in all respects to the terms and conditions of the Selling Agency Agreement (the "Agreement") dated August -, 2000, between Salomon Smith Barney Inc, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Chase Securities Inc. and you, the undersigned agrees to purchase the following Notes of Convergys Corporation.

[Add additional terms as may be needed to identify Notes.]

[Specified Currency]:

Aggregate Principal Amount:        $

Interest Rate Base(s):

Interest Rate:

Date of Maturity:

Interest Payment Dates:

Regular Record Dates:

Discount or Commission:                     % of Principal Amount

Purchase Price:                             % of Principal Amount [plus
                                               accrued interest from
                                                       , 200 ]

Purchase Date and Time:

Place for Delivery of Notes
and Payment Therefor:

Method of Payment:

Modification, if any, in
the requirements to
deliver the documents
specified in Section 6(b)
of the Agreement:

Period during which additional
Notes may not be sold pursuant
to Section 4(m) of the Agreement:

Other Material Terms:


                                                      [Purchaser]


                                                       By:____________________


Accepted:

CONVERGYS CORPORATION

By:   ______________________________
      Name:
      Title:

                        [Form of Reverse Inquiry Letter]

                                                                    [Trade Date]

[Dealer]
[Address]
[Address]


Re:  $__,000,000 Medium-Term Notes, Series A
Pricing Supplement Number:________
Settlement Date:__________________
(See attached Term Sheet)

Dear [Dealer]:

         Reference is made to the Selling Agency Agreement dated August -, 2000 (the "Agreement") pertaining to up to $-,000,000 aggregate principal amount of Medium- Term Notes, Series A (the "Notes") to be offered from time to time by Convergys Corporation (the "Company"). The provisions of the Agreement (a copy of which has been previously provided to you) are hereby incorporated by reference and each of the representations and warranties set forth therein shall be deemed to be made to you as of the date hereof. Subject to the terms set forth therein, the Company hereby appoints you as an Agent (as such term is defined in the Agreement) of the Company for purposes of soliciting one offer to purchase Notes from the Company containing the terms as set forth in the above referenced Pricing Supplement. This appointment is effective as to and extends only to the one transaction which you are presenting to the Company (see attached Term Sheet) and the Agreement shall automatically be terminated as to you upon the earlier to occur of (i) payment made in full to the Company for the Notes sold pursuant to the offer presented or (ii) the Company or you determine not to proceed with the transaction. Upon such termination of the Agreement by the Company, neither you nor the Company shall have any liability to the other except as provided in those sections of the Agreement referenced in Section___ thereof. You agree to be bound by, and comply with, all of the provisions of the Agreement applicable to the Agents thereunder.

*[As a condition precedent to your obligation to consummate the transaction referred to above, you shall receive the following: (i) the opinions of counsel, dated __________ [recent date or most recent periodic update [pursuant to Sections ___ and ____ of the Agreement; (ii) an Officer's Certificate dated _______ [recent date], pursuant to Section ___ of the Agreement; (iii) a letter from PricewaterhouseCoopers LLP dated ________ [most recent date or most recent periodic update] delivered pursuant to Section ___ of the Agreement; and (iv) a copy of the resolutions adopted by the Company with respect to the Form of Note evidencing the securities described in the above-referenced Pricing Supplement, certified by an appropriate officer of the Company.]

         This letter shall be governed by and construed in accordance with the laws of the State of New York.

         If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, whereupon this letter shall constitute a binding agreement between the Company and you in accordance with its terms.


                                              Very truly yours,

                                              CONVERGYS CORPORATION

                                              By:_____________________________
                                                        Name:
                                                        Title:


Agreed and Accepted as of the date hereof:

[Dealer]

By:________________________
  Name:
  Title:


*This language is to be negotiated between the Issuer and the Reverse Inquiry Agent at the time of the trade.